ELIZABETH ARDEN, INC.
                         [Red Door Logo]


FOR IMMEDIATE RELEASE


      ELIZABETH ARDEN, INC. FILES NEW REGISTRATION STATEMENT TO REPLACE
           EXISTING REGISTRATION STATEMENT FOR SALE OF COMMON STOCK

 - Size of shelf registration statement to remain unchanged at $125 million -
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New York, New York (June 11, 2003) - Elizabeth Arden, Inc. (NASDAQ: RDEN), a
leading global prestige fragrance and beauty products company, today announced that it has filed a new shelf registration statement for the sale of common stock with the Securities and Exchange Commission, which will replace the Company's existing and effective shelf registration statement.

In addition to registering common stock for sale by the Company, the purpose of the new registration statement is to register the remaining common stock underlying the Series D Convertible Preferred Stock currently owned by a selling stockholder, Unilever N.V., (through its subsidiary Conopco, Inc.). Any sale of common stock by Unilever under the registration statement will be made in conjunction with an underwritten offering by the Company. The Company will not receive any proceeds of a sale of common stock by Unilever.

Under the shelf registration statement, the Company may sell up to an aggregate of $125 million of common stock from time to time in one or more offerings. The Company currently has no immediate plans to offer common stock but intends to evaluate market conditions over time. Proceeds to the Company from an offering will be used for general corporate purposes, including the repayment of debt.

A registration statement relating to these securities has been filed with the Securities Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

When available, a prospectus and prospectus supplement relating to the common stock to be sold may be obtained from Elizabeth Arden, Inc., 200 First Stamford Place, Stamford, Connecticut 06902, Attention: Investor Relations.

Elizabeth Arden is a leading global prestige fragrance and beauty products company. The Company's portfolio of leading brands includes the fragrance brands Red Door, Elizabeth Arden green tea, 5th Avenue, ardenbeauty, Elizabeth Taylor's White Diamonds, Passion and Forever Elizabeth, White Shoulders, Geoffrey Beene's Grey Flannel, Halston, Halston Z-14, Unbound, PS Fine Cologne for Men, Design and Wings; the Elizabeth Arden skin care line, including Ceramides and Eight Hour Cream; and the Elizabeth Arden cosmetics line.

Company Contact:    Marcey Becker, Senior Vice President, Finance
                    (203) 462-5809

Investor Contact:   Cara O'Brien/Athan Dounis
                    FD Morgen-Walke
                    (212) 850-5600

Press Contact:      Laura Novak
                    FD Morgen-Walke
                    (212) 850-5600

     In connection with the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Elizabeth Arden, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans" and "projection") are not historical facts and may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations: our substantial indebtedness and debt service obligations; our ability to successfully and cost-effectively integrate acquired businesses or new brands; our absence of contracts with customers or suppliers and our ability to maintain and develop relationships with customers and suppliers; international and domestic economic and business changes that could impact consumer confidence; our customers' financial condition; our ability to access capital for acquisitions; the assumptions underlying our critical accounting estimates; the retention and availability of key personnel; changes in the retail, fragrance and cosmetic industries; our ability to launch new products and implement our growth strategy; the impact of competitive products and pricing; changes in product mix to less profitable products; risks of international operations, including foreign currency fluctuations; economic and political consequences of terrorist attacks and political instability in certain regions of the world; diseases affecting customer purchasing patterns including the Severe Acute Respiratory Syndrome (SARS) epidemic; delays in shipments, inventory shortages and higher costs of production due to interruption of operations at key manufacturing or fulfillment facilities that, after consolidations of manufacturing and fulfillment locations, manufacture or provide logistic services for the majority of our supply of certain products; changes in the legal, regulatory and political environment that impact, or will impact, our business, including changes to customs or trade regulations or accounting standards; legal and regulatory proceedings that affect, or will affect, our business; and other risks and uncertainties. We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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